Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

Note 20 – Income Taxes

The following table reconciles the total provision for income taxes recorded in the consolidated statement of income with the amounts computed at the statutory federal tax rate of 35%.

(In Millions)	2012	2011	2010
Tax at Statutory Rate	$347.3	$309.3	$346.4
Tax Exempt Income	(8.0)	(9.9)	(10.8)
Leveraged Lease Adjustments	(12.0)	(4.7)	(0.8)
Foreign Tax Rate Differential	(27.1)	(21.3)	(20.1)
State Taxes, net	20.4	22.8	17.3
Other	(15.6)	(16.1)	(11.7)

Provision for Income Taxes	$305.0	$280.1	$320.3

The Corporation files income tax returns in the U.S. federal, various state, and foreign jurisdictions. The Corporation is no longer subject to income tax examinations by U.S. federal tax authorities for years before 2008, or non-U.S. tax authorities for years before 2006. The Corporation is no longer subject to income tax examinations by state or local tax authorities for years before 1997.

Included in other liabilities within the consolidated balance sheet at December 31, 2012 and 2011 were $19.4 million and $17.8 million of unrecognized tax benefits, respectively. If recognized, 2012 and 2011 net income would have increased by $16.3 million and $14.5 million, respectively, resulting in a decrease of those years’ effective income tax rates. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In Millions)	2012	2011
Balance at January 1	$17.8	$89.9
Additions for Tax Positions Taken in Prior Years	4.6	2.2
Reductions for Tax Positions Taken in Prior Years	(1.2)	(5.2)
Reductions Resulting from Expiration of Statutes	(1.8)	(0.9)
Reductions Resulting from Settlements with Taxing Authorities	–	(68.2)

Balance at December 31	$19.4	$17.8

Included in unrecognized tax benefits at January 1, 2011 were $66.7 million of U.S. federal and state tax positions related to leveraged leasing tax deductions. As a result of the settlement agreement reached in 2011, this balance was fully eliminated as of December 31, 2011. Other unrecognized tax benefits had net decreases of $5.4 million, resulting in a remaining balance of $17.8 million at December 31, 2011. Other unrecognized tax benefits had net increases of $1.6 million, resulting in a remaining balance of $19.4 million at December 31, 2012. It is possible that changes in the amount of unrecognized tax benefits could occur in the next 12 months due to changes in judgment related to recognition or measurement, settlements with taxing authorities, or expiration of statute of limitations. Management does not believe that future changes, if any, would have a material effect on the consolidated financial position or liquidity of Northern Trust, although they could have a material effect on operating results for a particular period.

GAAP requires a reallocation of lease income from the inception of a leveraged lease if during its term the expected timing of lease related income tax deductions is revised. The impacts of revisions to management’s assumptions are recorded through earnings in the period in which the assumptions change. As a result of the settlement agreement reached in 2011, revisions were made to cash flow estimates regarding the timing and amount of leveraged lease income tax deductions which increased interest income by $7.0 million and reduced the provision for income taxes, inclusive of interest and penalties, by $4.7 million for the year ended December 31, 2011. For the year ended December 31, 2010, revised cash flow estimates regarding the timing and amount of leveraged lease income tax deductions reduced interest income by $0.9 million and reduced the provision for income taxes, inclusive of interest and penalties, by $0.8 million.

The provision for income tax in 2012 includes a $12.4 million tax benefit realized primarily in connection with the resolution of certain leveraged lease related matters.

Provisions for interest and penalties of $0.4 million, net of tax, were included in the provision for income taxes for the years ended December 31, 2012 and 2010. For the year ended December 31, 2011, $1.2 million of benefits associated with interest and penalties, net of tax, were included in the provision for income taxes. As of December 31, 2012 and 2011, the liability for the potential payment of interest and penalties totaled $9.0 million and $9.1 million, net of tax, respectively.

Pre-tax earnings of non-U.S. subsidiaries are subject to U.S. taxation when effectively repatriated. Northern Trust provides income taxes on the undistributed earnings of non-U.S. subsidiaries, except to the extent that those earnings are indefinitely reinvested outside the U.S. Northern Trust elected to indefinitely reinvest $137.4 million, $105.9 million, and $102.8 million of 2012, 2011, and 2010 earnings, respectively, of certain non-U.S. subsidiaries and, therefore, no U.S. deferred income taxes were recorded on those earnings. As of December 31, 2012, the cumulative amount of undistributed pre-tax earnings in these subsidiaries approximated $814.9 million. Based on the current U.S. federal income tax rate, an additional deferred tax liability of approximately $180.2 million would have been required as of December 31, 2012 if Northern Trust had not elected to indefinitely reinvest those earnings.

The components of the consolidated provision for income taxes for each of the three years ended December 31 are as follows:

(In Millions)	2012	2011	2010
Current Tax Provision:
Federal	$140.5	$113.6	$220.0
State	21.4	15.1	21.8
Non-U.S.	63.4	54.2	66.4

Total	$225.3	$182.9	$308.2

Deferred Tax Provision:
Federal	$66.0	$84.0	$6.2
State	10.6	11.3	5.2
Non-U.S.	3.1	1.9	0.7

Total	79.7	97.2	12.1

Provision for Income Taxes	$305.0	$280.1	$320.3

In addition to the amounts shown above, tax charges (benefits) have been recorded directly to stockholders’ equity for the following items:

(In Millions)	2012	2011	2010
Current Tax Benefit for Employee Stock Options and Other Stock-Based Plans	$2.3	$0.6	$(1.2)
Tax Effect of Other Comprehensive Income	18.7	(5.2)	60.0

Deferred taxes result from temporary differences between the amounts reported in the consolidated financial statements and the tax bases of assets and liabilities. Deferred tax liabilities and assets have been computed as follows:

	DECEMBER 31,
(In Millions)	2012	2011	2010
Deferred Tax Liabilities:
Lease Financing	$409.1	$398.2	$382.4
Software Development	277.8	254.9	197.2
Accumulated Depreciation	19.7	48.6	40.7
Compensation and Benefits	29.7	7.1	23.3
State Taxes, net	54.7	52.4	41.7
Other Liabilities	170.9	137.6	41.1

Gross Deferred Tax Liabilities	961.9	898.8	726.4

Deferred Tax Assets:
Allowance for Credit Losses	114.7	114.5	124.7
Visa Indemnification	–	–	8.1
Other Assets	114.5	150.0	51.3

Gross Deferred Tax Assets	229.2	264.5	184.1

Valuation Reserve	–	–	–
Deferred Tax Assets, net of Valuation Reserve	229.2	264.5	184.1

Net Deferred Tax Liabilities	$732.7	$634.3	$542.3

No valuation allowance related to deferred tax assets was recorded at December 31, 2012, 2011, or 2010, as management believes it is more likely that not that the deferred tax assets will be fully realized. At December 31, 2012, Northern Trust had no net operating loss carryforwards.